File Nos. 33-4382 & 811-4626

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12



                               THE CASCADES TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                                                   Aquilasm
                                                              Group of Funds


                            Tax-Free Trust of Oregon
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                on April 10, 2006


To Shareholders of the Trust:

     The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust, will be held:

Place:           (a)      at the World Forestry Center
                          4033 SW Canyon Road
                          Portland, Oregon;

Time:            (b)      on Monday, April 10, 2006
                          at 1:00 p.m. Pacific Daylight Time;

Purposes:        (c)     for the following purposes:

                    (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2006 (Proposal No. 2);

                    (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who  Can Vote
What Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on January 12, 2006 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





March 6, 2006

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.



                            Tax-Free Trust of Oregon
                         380 Madison Avenue, Suite 2300,
                            New York, New York 10017

                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust. The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Trust's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser is U.S. Bancorp Asset Management, Inc. (the "Sub-Adviser"), 555 S.W. Oak Street, Portland, Oregon 97204.

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about March 6, 2006.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.


     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.86; Class C Shares, $10.86; and Class Y Shares, $10.86. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 33,755,166; Class C Shares, 3,732,277; and Class Y Shares, 3,191,891.

     On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

 Name and address             Number of shares              Percent of class
 of the holder of record

Institutional 5% shareholders

Merrill, Lynch,
Pierce, Fenner &
Smith, Inc.,
4800 Deer Lake
Drive East,
Jacksonville, FL             395,662 Class C Shares           10.60%
                             211,685 Class Y Shares            6.63%


South Valley Bank and
  Trust
P.O. Box 1784
Medford, OR                   430,159 Class Y Shares          13.48%

Additional 5% shareholders

     The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.


     The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in May, 2005. All nominees have consented to serve if elected.


Nominees(1)

                                                                          Number of
                                                                          Portfolios    Other Directorships
                        Positions Held                                    in Fund       Held by Trustee
                        with Trust and                                    Complex       (The position held is a
Name, Address(2) and    Length of      Principal Occupation(s)            Overseen      directorship unless indicated
Date of Birth           Service(3)     During Past 5 Years                by Trustee    otherwise.)


Interested
Trustees(4)

Diana P. Herrmann       Trustee        Vice Chair and Chief Executive         11                    None
New York, NY            since 1994,    Officer of Aquila Management
(02/25/58)              President      Corporation, Founder of the
                        since 1998,    Aquilasm Group of Funds(5) and
                        and Vice       parent of Aquila Investment
                        Chair of the   Management LLC, Manager since
                        Board since    2004, President and Chief
                        2003           Operating Officer since 1997, a
                                       Director since 1984, Secretary
                                       since 1986 and previously its
                                       Executive Vice President,
                                       Senior Vice President or Vice
                                       President, 1986-1997; Chief
                                       Executive Officer and Vice
                                       Chair since 2004 and President,
                                       Chief Operating Officer and
                                       Manager of the Manager since
                                       2003; Vice Chair, President,
                                       Executive Vice President or
                                       Senior Vice President of funds
                                       in the Aquilasm Group of Funds
                                       since 1986; Director of the
                                       Distributor since 1997;
                                       trustee, Reserve Money-Market
                                       Funds, 1999-2000 and Reserve
                                       Private Equity Series,
                                       1998-2000; Governor, Investment
                                       Company Institute and head of
                                       its Small Funds Committee since
                                       2004; active in charitable and
                                       volunteer organizations.

John W. Mitchell        Trustee        Principal of M & H Economic             1                    None
Portland, OR            since 1999     Consultants; Economist, Western
(07/13/44)                             Region, for U. S. Bancorp since
                                       1998; Chief Economist, U.S. Bancorp,
                                       Portland, Oregon, 1983-1998; member,
                                       Oregon Governor's Council of Economic
                                       Advisors, 1984-1998; Chairman, Oregon
                                       Governor's Technical Advisory Committee
                                       for Tax Review in 1998.
Non-interested
Trustees

James A. Gardner        Chair of       President, Gardner Associates, an       1                    None
Terrebonne, OR          Board of       investment and real estate firm,
(07/22/43)              Trustees       since 1989; Partner, Ranch of the
                        since 2005     Canyons, a real estate firm, since
                        and Trustee    1991; President Emeritus, Lewis
                        since 1986     and Clark College and Law School;
                                       director, Oregon High Desert Museum since
                                       1989, Vice Chairman since 2002; active in
                                       civic, business, educational and church
                                       organizations in Oregon.

Gary C. Cornia          Trustee        Director, Romney Institute of           4                    None
Orem, UT                since 2002     Public Management, Marriott
(06/24/48)                             School of Management, Brigham
                                       Young University, 2004 - present;
                                       Professor, Marriott School of Management,
                                       1980 - present; Past President, the
                                       National Tax Association; Fellow, Lincoln
                                       Institute of Land Policy, 2002-2003;
                                       Associate Dean, Marriott School of
                                       Management, Brigham Young University,
                                       1991-2000; Utah Governor's Tax Review
                                       Committee since 1993.

Edmund P. Jensen         Trustee       President and CEO, VISA                 1       BMG-Seltec, a software
Portland, OR             since 2003    International, 1994-1999;                       company; Portland Family of
(4/13/37)                              director: Phoenix Technologies,                 Funds, a community investment
                                       a Tech/BIOS company, 2000-2005;                 bank.
                                       Corillian Corp., a banking
                                       software company, 2000-2002;
                                       Trintech, a payment software
                                       company, 1999-2002.

Timothy J. Leach        Trustee        Regional Chief Executive                2                    None
Orinda, CA              since 2005     Officer, US Trust Company, N.A.,
(08/28/55)                             2004-present; Executive Vice
                                       President & Chief Investment
                                       Officer, Private Asset
                                       Management Group, Wells Fargo
                                       Bank, San Francisco, CA,
                                       1999-2003; President and Chief
                                       Investment Officer, ABN Amro
                                       Asset Management (USA),
                                       1998-1999; President & Chief
                                       Investment Officer, Qualivest
                                       Capital Management Inc. and
                                       Senior Vice President & Chief
                                       Investment Officer, Trust &
                                       Investment Group, US Bancorp,
                                       Portland, OR, 1994-1998; Trustee
                                       of Tax-Free Trust of Oregon,
                                       2001-2002.

Ralph R. Shaw           Trustee        President, Shaw Management              1       Schnitzer Steel Industries,
Portland, OR            since 2000     Company, an investment                          Inc., Magni Systems, Inc.,
(08/23/38)                             counseling firm, since 1980,                    Telestream, Inc., BMG Seltec
                                       General Partner, Shaw Venture                   Corporation, Rentrak
                                       Partners since 1983, Shaw                       Corporation, Portland Family
                                       Venture Partners II since 1987                  of Funds.
                                       and Shaw Venture Partners III
                                       since 1994 (US Bancorp, parent
                                       of the Sub-Adviser, is a limited
                                       partner in the last three
                                       ventures).

Nancy Wilgenbusch       Trustee        President, Marylhurst University        1       Chair, Oregon Regional
Marylhurst, OR          since 2002     since 1984; member, former                      Advisory Board for PacifiCorp;
(09/17/47)                             Chair, Portland Branch of the                   West Coast Bank's Board;
                                       Federal Reserve Bank of San                     director, Cascade Corporation,
                                       Francisco; active board member                  a leading international
                                       of a number of civic                            manufacturer of lift truck
                                       organizations.                                  attachments; director,
                                                                                       Scottish Power.
Other Individuals

Trustees Emeritus(6)

Lacy B. Herrmann        Founder and    Founder and Chairman of the            N/A                    N/A
New York, NY            Chairman       Board, Aquila Management
(05/12/29)              Emeritus       Corporation, the sponsoring
                        since 2005;    organization and parent of the
                        Chairman of    Manager or Administrator and/or
                        the Board of   Adviser or Sub-Adviser to each
                        Trustees       fund of the Aquilasm Group of
                        1985-2004      Funds; Chairman of the Manager
                        and Trustee,   or Administrator and/or Adviser
                        1985-2005      or Sub-Adviser to each since
                                       2004; Founder and Chairman
                                       Emeritus of Hawaiian Tax-Free
                                       Trust, Pacific Capital Cash
                                       Assets Trust, Pacific Capital
                                       Tax-Free Cash Assets Trust,
                                       Pacific Capital U.S. Government
                                       Securities Cash Assets Trust,
                                       Tax-Free Fund of Colorado,
                                       Churchill Tax-Free Fund of
                                       Kentucky, Narragansett Insured
                                       Tax-Free Income Fund, Tax-Free
                                       Trust of Arizona, Tax-Free Trust
                                       of Oregon, Tax-Free Fund For
                                       Utah and Aquila Rocky Mountain
                                       Equity Fund; previously Chairman
                                       and a Trustee of each fund in
                                       the Aquilasm Group of Funds
                                       since its establishment until
                                       2004 or 2005; Director of the
                                       Distributor since 1981 and
                                       formerly Vice President or
                                       Secretary, 1981-1998; Trustee
                                       Emeritus, Brown University and
                                       the Hopkins School; active in
                                       university, school and
                                       charitable organizations.

David B. Frohnmayer     Trustee        President, University of Oregon        N/A                    N/A
Eugene, OR              Emeritus       since 1994; former Dean of the
(07/09/40)              since 2003     University of Oregon Law School
                                       and former Attorney General of
                                       the State of Oregon; Trustee,
                                       Tax-Free Trust of Oregon,
                                       1997-2003.

Raymond H. Lung         Trustee        Retired; trustee, Qualivest            N/A                    N/A
Portland, OR            Emeritus       Group of Funds, 1994-1997;
(12/24/26)              since 2005     former Executive Vice President
                                       and Executive Trust Officer, U.S.
                                       National Bank of Oregon; previously
                                       active in bank trade organizations and
                                       director of certain Pacific Northwest
                                       companies; Trustee, Tax-Free Trust of
                                       Oregon, 1992-2005.

Patricia L. Moss        Trustee        President and Chief Executive          N/A                    N/A
Bend, OR                Emeritus       Officer, Cascade Bancorp and
(07/23/53)              since 2005     Bank of the Cascades since 1998;
                                       Trustee, Tax-Free Trust of
                                       Oregon, 2002-2005; active in
                                       community and educational
                                       organizations.
Officers


Charles E.              Executive      Executive Vice President of all        N/A                    N/A
Childs, III             Vice           funds in the Aquilasm Group of
New York, NY            President      Funds and the Manager and the
(04/01/57)              since 2003     Manager's parent since 2003;
                                       formerly Senior Vice President,
                                       corporate development, Vice
                                       President, Assistant Vice
                                       President and Associate of the
                                       Manager's parent since 1987;
                                       Senior Vice President, Vice
                                       President or Assistant Vice
                                       President of the Aquila
                                       Money-Market Funds, 1988-2003.

James M. McCullough     Senior Vice    Senior Vice President or Vice          N/A                    N/A
Portland, OR            President      President of Aquila Rocky
(06/11/45)              since 1999     Mountain Equity Fund and two
                                       Aquila Bond Funds; Senior Vice
                                       President of the Distributor
                                       since 2000; Director of Fixed
                                       Income Institutional Sales, CIBC
                                       Oppenheimer & Co. Inc., Seattle,
                                       WA, 1995-1999.

Jerry G. McGrew         Senior Vice    President of the Distributor           N/A                    N/A
New York, NY            President      since 1998, Registered Principal
(06/18/44)              since 2002     since 1993, Senior Vice
                                       President, 1997-1998 and Vice
                                       President, 1993-1997; Senior
                                       Vice President, Aquila Rocky
                                       Mountain Equity Fund and five
                                       Aquila Bond Funds since 1995;
                                       Vice President, Churchill Cash
                                       Reserves Trust, 1995-2001.

Sally J. Church         Vice           Vice President, Tax-Free Trust     N/A                        N/A
Portland, OR            President      of Oregon since 2002 and
(10/17/48)              since 2002     1989-1997; retired, 1997-2002;
                                       Vice President of Aquila
                                       Cascadia Equity Fund, 1996-1997.

Christine L. Neimeth    Vice           Vice President of Aquila Rocky     N/A                        N/A
Portland, OR            President      Mountain Equity Fund and
(02/10/64)              since 1998     Tax-Free Trust of Oregon;
                                       Management Information Systems
                                       consultant, Hillcrest Ski and
                                       Sport, 1997; Institutional
                                       Municipal Bond Salesperson,
                                       Pacific Crest Securities, 1996;
                                       active in college alumni and
                                       volunteer organizations.

Robert W. Anderson      Chief          Chief Compliance Officer of the    N/A                        N/A
New York, NY            Compliance     Trust, the Manager and the
(08/23/40)              Officer        Distributor since 2004,
                        since 2004     Compliance Officer of the
                        and            Manager or its predecessor and
                        Assistant      current parent since 1998 and
                        Secretary      Assistant Secretary of the
                        since 2000     Aquilasm Group of Funds since
                                      2000.

Joseph P. DiMaggio      Chief          Chief Financial Officer of the     N/A                        N/A
New York, NY            Financial      Aquilasm Group of Funds since
(11/06/56)              Officer        2003 and Treasurer since 2000.
                        since 2003
                        and
                        Treasurer
                        since 2000

Edward M. W. Hines      Secretary      Partner, Hollyer Brady Barrett &   N/A                        N/A
New York, NY            since 1985     Hines LLP, legal counsel to the
(12/16/39)                             Trust, since 1989; Secretary of the
                                       Aquilasm Group of Funds.

John M. Herndon         Assistant      Assistant Secretary of the         N/A                        N/A
New York, NY            Secretary      Aquilasm Group of Funds since
(12/17/39)              since 1995     1995 and Vice President of the
                                       three Aquila Money-Market Funds since
                                       1990; Vice President of the Manager or
                                       its predecessor and current parent since
                                       1990.

Lori A. Vindigni        Assistant      Assistant Treasurer of the         N/A                        N/A
New York, NY            Treasurer      Aquilasm Group of Funds since
(11/02/66)              since 2000     2000; Assistant Vice President
                                       of the Manager or its predecessor and
                                       current parent since 1998; Fund
                                       Accountant for the Aquilasm Group of
                                       Funds, 1995-1998.

(1 ) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Mr. Mitchell is an interested person as a security holder and an employee of the Sub-Adviser's parent.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."

(6) A Trustee Emeritus may attend Board meetings but has no voting power.

                       Securities Holdings of the Trustees
                                (as of 12/31/05)


                              Dollar Range of           Aggregate Dollar Range of Ownership in
Name of                       Ownership in Tax-Free     the Aquilasm Group of Funds
Trustee                       Trust of Oregon(1)        Overseen by Trustee(1)
-------                       ---------------           -------------------

Interested Trustees

Diana P. Herrmann                       B                        E(2)

John W. Mitchell                        C                        C

Non-interested Trustees

James A. Gardner                        C                        C

Gary C. Cornia                          C                        E

Edmund P. Jensen                        C                        C

Timothy J. Leach                        B                        B

Ralph R. Shaw                           C                        C

Nancy Wilgenbusch                       C                        C


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)      As of January 9, 2006.


     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 2005, the Trust paid a total of $254,775 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

          The Trust is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.


                                                 Compensation
                                                 from all          Number of
                                                 funds in the      boards on
                           Compensation          Aquilasm          which the
                           From the              Group of          Trustee now
Name                       Trust                 Funds             serves

James A.
Gardner                    $40,800               $40,800              1

Gary C.
Cornia                     $24,000               $65,000              4

Edmund P.
Jensen                     $23,500               $23,500              1

Timothy J.
Leach                      $12,500               $19,500              2

John W.
Mitchell                   $24,500               $24,500              1

Ralph R.
Shaw                       $34,250               $34,250              1

Nancy
Wilgenbusch                $21,500               $21,500              1

     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of January 31, 2006, these funds had aggregate assets of approximately $4.4 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended September 30, 2005, the Trust paid $1,788,408 in management fees.

     During the fiscal year ended September 30, 2005, $551,898 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $25,396 was retained by the Distributor. With respect to Class C Shares, during the same period $322,743 was paid under Part II of the Plan and $107,581 was paid under the Shareholder Services Plan. Of these total payments of $982,222, the Distributor received $113,394. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of the funds in the Aquilasm Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by employees of Aquila Investment Management LLC.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Gary C. Cornia, James A. Gardner, Edmund P. Jensen, Timothy J. Leach, Ralph R. Shaw and Nancy Wilgenbusch. The Committee (i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held five meetings during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings.

     The Trust's policy is that all Trustees who can do so attend the Annual Meeting.

     The Trust has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held three meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Trust's website at www.aquilafunds.com.

     Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)


         Tait, Weller & Baker LLP ("TWB") has been selected as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2006 by the Trust's Audit Committee. The selection has been ratified by the Board of Trustees, including a majority of the Independent Trustees.

         TWB has concentrated its accounting practice primarily in the mutual fund industry for more than 40 years and is one of the industry's largest providers. TWB was selected by the Audit Committee to perform the audit for the fiscal year ended September 30, 2005.

         KPMG LLP ("KPMG") had served as the Trust's independent registered public accounting firm for all of the Trust's fiscal years from its inception through its fiscal year ended 2004. KPMG resigned in mid-2005. KPMG's reports on the Trust's financial statements, including those for the Trust's two most recent fiscal years, contained no adverse opinion or disclaimer of opinion. No reports were qualified or modified as to uncertainty, audit scope, or accounting principles. Since inception and including the last two fiscal years and the subsequent period through the date of its resignation, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds required to be disclosed under regulations applicable to proxy statements.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Trust's annual financial statements for the fiscal year ended September 30, 2005 and those of KPMG for the audit of the Trust's annual financial statements for the fiscal year ended September 30, 2004, and fees billed for other services rendered by TWB and KPMG.


                                           2004           2005

     Audit Fees                         $20,700        $18,000

     Audit related fees                       0              0
                                        -------        -------

         Audit and audit related fees    20,700         18,000


     Tax fees (1)                         8,100          3,000

     All other fees                           0              0
                                         ------         ------

         Total                          $28,800        $21,000
                                         ======         ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

         Neither TWB nor KPMG performed any services during the fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

         All audit and non-audit services performed by either TWB or KPMG on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee reviewed all services performed and fees charged by TWB and accepted its representation that it was independent with respect to its audit of the Trust's financial statements for the year ended September 30, 2005. The Audit Committee has reviewed all services to be performed and fees to be charged by TWB and in recommending appointment of TWB for the fiscal year ending September 30, 2006 has accepted its representation that it is independent.

         It is expected that representatives of TWB will not be present at the meeting but representatives of the firm will be available should any matter arise requiring their advice.


                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.


                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust's 2007 annual meeting must be received by the Trust by November 6, 2006 in order to be included in the Trust's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

     A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by January 19, 2007.


                                 Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Trust of Oregon

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held on April 10, 2006

                                 PROXY STATEMENT

                            TAX-FREE TRUST OF OREGON
                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET VOTING
www.proxyvote.com/aquila

To vote your shares by the Internet, contact the Trust at www.proxyvote.com/aquila. Follow the simple instructions at the website, using this proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

TELEPHONE VOTING
1-877-587-0761

To vote your shares by telephone, call toll free 1-877-587-0761. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

VOTE BY MAIL

You can vote your shares by completing and returning this proxy card. Please mark this proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.


TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

 KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 DETACH AND RETURN THIS PORTION ONLY

 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


TAX-FREE TRUST OF OREGON

1. Election of Trustees Nominees: (01) Gary C. Cornia (02) James A. Gardner (03) Diana P. Herrmann* (04) Edmund P. Jensen (05) Timothy J. Leach (06) John W. Mitchell* (07) Ralph R. Shaw (08) Nancy Wilgenbusch

   * Interested Trustees


              For All       Withhold All     For All Except

               [  ]             [  ]            [  ]






INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

--------------------


[sentences below bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No.2 in Proxy Statement)

  For   Against  Abstain

  [  ]    [  ]    [  ]

As to any other matter said proxies shall vote in accordance with their best judgment.




For address changes and/or comments, please check this box and write them on
the back where indicated.                             _
                                                     [_]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

-----------------------------------------   ----
Signature(s) (PLEASE SIGN WITHIN THE BOX)   Date

                                                 Yes     No

I plan to attend the annual meeting in Portland. [  ]   [  ]


I plan to attend the outreach meeting in Bend.   [  ]   [  ]



                             Aquilasm Group of Funds
                            TAX-FREE TRUST OF OREGON


                 Proxy for Shareholder Meeting - April 10, 2006
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Trust Of Oregon (the "Trust") whose signature(s)appear(s) on the reverse does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, April 10, 2006 at the World Forestry Center, 4033 SW Canyon Road, Portland, Oregon, at 1:00 p.m. Pacific Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse.

Please read the proxy statement prior to voting.

Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

Address Changes/Comments: -------------------------------
---------------------------------------------------------
---------------------------------------------------------

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND
                           DATED ON THE REVERSE SIDE.